GRAMERCY CAPITAL CORP.

Supplemental Data
December 31, 2009

	PAGE
About Gramercy Capital Corp.	3
Consolidated Financial Information	
Comparative Balance Sheets	5, 6
Comparative Statements of Operations	7
Reconciliation of Discontinued Operations	8, 9
Comparative Computation of FFO	10
Condensed Consolidated Statement of Stockholders' Equity	11
Capitalization Analysis	12
Debt Data	
Consolidated Debt Summary Schedule	14
Debt Amortization Schedule by Years	15
Gramercy Finance	
Portfolio Summary	17
Loan Maturity Schedule	18
Loan Region and Property Type	19
Credit Ratings of CMBS Investments	20
CMBS Region and Property Type	21
Gramercy Realty	
Comparative Balance Sheets	23, 24
Comparative Statements of Operations	25
Property NOI	26
Portfolio Summary	27, 28
Portfolio Vacancies	29, 30
Lease Expiration	31, 32
Top Ten	33 - 35
Dispositions	36
Glossary	37
Corporate and Investor Information	38, 39

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed integrated commercial real estate specialty finance and property investment company operating in two complementary areas: Gramercy Finance, which focuses on the direct origination and acquisition of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities; and Gramercy Realty, which focuses on the acquisition and management of commercial properties leased primarily to financial institutions and affiliated users throughout the United States. Neither Gramercy Finance nor Gramercy Realty is a separate legal entity but are divisions of the Company through which the Company's commercial real estate finance and property investment businesses are conducted.

Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Jenkintown, Pennsylvania, and Charlotte, North Carolina.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gkk.com.

Forward-Looking Information

This supplemental data contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this supplemental data include the success or failure of the Company's efforts to implement its current business strategy; the strength of the commercial finance and real estate property markets, and the banking industry specifically; competitive market conditions; unanticipated administrative costs; general and local economic conditions; interest rates; capital and credit market conditions; bankruptcies and defaults of borrowers or tenants in the Company's properties or properties securing the Company's debt investments; difficulties encountered in integrating the Company's former external manager into the Company; the resolution of the Company's non-performing and sub-performing assets; the Company's ability to renegotiate the terms of its mortgage and mezzanine loans; compliance with financial covenants; maintenance of liquidity needs (including debt balloon payments); management changes; compliance with over-collateralization and interest coverage tests in the Company's CDOs; and other factors including those listed in the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q, which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

GRAMERCY
CAPITAL
CORP.

Consolidated Financial Information

Comparative Balance Sheets - Assets

(Unaudited - in thousands)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Assets					
Real estate investments, at cost:					
Land	$ 910,137	$ 894,510	$ 894,301	$ 896,668	$ 885,101
Building and improvements	2,428,403	2,419,471	2,410,975	2,414,527	2,441,839
Less: accumulated depreciation	(107,460)	(91,881)	(76,692)	(61,493)	(47,071)
Total real estate investments, net	3,231,080	3,222,100	3,228,584	3,249,702	3,279,869
Cash and cash equivalents	138,345	96,745	87,610	83,199	136,828
Restricted cash	207,190	254,128	200,306	233,140	234,781
Pledged government securities, net	97,286	98,337	99,447	100,483	101,576
Loans and other lending investments, net	1,383,832	1,451,703	1,676,726	1,914,606	2,213,473
Commercial mortgage backed securities	984,709	983,367	947,663	887,585	869,973
Investment in joint ventures	108,465	106,803	102,669	99,433	93,919
Assets held for sale, net	841	146,896	266,951	261,554	192,780
Tenant and other receivables, net	61,163	37,730	29,283	34,533	34,528
Accrued interest	32,184	32,813	29,493	23,392	25,447
Acquired lease assets, net	450,436	465,502	480,012	499,652	536,212
Deferred costs, net	32,041	38,615	43,376	47,016	53,248
Other assets	37,865	45,998	44,791	50,198	45,464
Total assets	$ 6,765,437	$ 6,980,737	$ 7,236,911	$ 7,484,493	$ 7,818,098

Comparative Balance Sheets – Liabilities & Equity

(Unaudited - in thousands)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Liabilities					
Mortgage notes payable	$ 1,743,668	$ 1,754,946	$ 1,763,690	$ 1,771,512	$ 1,833,005
Mezzanine notes payable	553,522	566,442	569,122	573,464	580,462
Credit facilities	-	-	-	-	172,301
Term loan, credit facility and repurchase facility	-	48,881	64,976	79,601	95,897
Collateralized debt obligations	2,705,534	2,608,230	2,608,175	2,607,759	2,608,065
Junior subordinated notes	52,500	150,000	150,000	150,000	-
Total secured and other debt	5,055,224	5,128,499	5,155,963	5,182,336	5,289,730
Accounts payable and accrued expenses	67,706	83,862	79,441	74,378	88,437
Management and incentive fees payable	-	-	-	1,972	979
Dividends payable	11,707	9,317	6,981	4,661	2,325
Accrued interest payable	9,784	8,896	8,217	8,004	8,167
Deferred revenue	159,246	92,352	86,066	99,683	98,693
Below market lease liabilities, net	770,781	795,833	816,012	845,769	846,351
Leasehold interests, net	18,254	18,939	19,556	20,361	21,051
Liabilities related to assets held for sale	238	61,001	67,684	60,372	110,543
Derivative instruments, at fair value	88,786	139,421	96,563	206,529	157,776
Other liabilities	16,193	19,297	25,704	23,923	11,613
Deferrable interest debentures held by trusts that issued trust preferred securities	-	-	-	-	150,000
Total liabilities	6,197,919	6,357,417	6,362,187	6,527,988	6,785,665
Stockholders' equity:					
Common stock	50	50	50	50	50
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,078,784	1,078,828	1,078,526	1,078,109	1,077,983
Accumulated other comprehensive income	(96,038)	(142,260)	(99,567)	(209,522)	(160,739)
(Accumulated deficit) retained earnings	(527,821)	(427,327)	(224,211)	(26,069)	1,222
Total Gramercy Capital Corp. stockholders' equity	566,180	620,496	866,003	953,773	1,029,721
Non-controlling interest	1,338	2,824	8,721	2,732	2,712
Total stockholders' equity	567,518	623,320	874,724	956,505	1,032,433
Total liabilities and stockholders' equity	$ 6,765,437	$ 6,980,737	$ 7,236,911	$ 7,484,493	$ 7,818,098

Comparative Statements of Operations

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date	
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Revenues:				
Rental revenue	$ 83,344	$ 78,806	$ 326,660	$ 230,346
Investment income	44,592	59,481	184,607	254,821
Operating expense reimbursements	29,216	30,282	120,146	92,863
Gain on sales and other income	914	421	4,693	15,374
Total revenues	158,066	168,990	636,106	593,404
Property operating expenses:				
Utilities	11,233	9,689	42,007	31,498
Real estate taxes	9,984	9,528	39,933	28,609
Ground rent and leasehold obligations	4,727	4,003	18,511	13,270
Direct billable expenses	(275)	1,628	6,468	5,877
Property and leasehold impairments	14,364	-	19,970	-
Other property operating expenses	23,832	25,711	82,059	66,204
Total property operating expenses	63,865	50,559	208,948	145,458
Other income (expense):				
Marketing, general and administrative	(13,586)	(5,612)	(35,390)	(17,577)
Business acquisition costs	-	-	(5,010)	-
Management fees	-	(6,024)	(7,787)	(30,299)
Incentive fee	-	2,750	-	(2,350)
Impairment on loans held for sale	(11,151)	-	(151,081)	-
Provision for loan loss	(92,093)	(47,764)	(517,784)	(97,853)
Gain on extinguishment of debt	12,076	43,856	119,305	77,234
Total other income (expense)	(104,754)	(12,794)	(597,747)	(70,845)
EBITDA	(10,553)	105,637	(170,589)	377,101
Interest expense	53,596	70,748	233,335	260,533
Depreciation and amortization	27,696	24,413	112,232	67,072
Income (loss) before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(91,845)	10,476	(516,156)	49,496
Equity in net income from unconsolidated joint ventures	1,852	1,395	8,436	6,476
Provision for taxes	(9)	(35)	(2,498)	(83)
Net income (loss) from continuing operations	(90,002)	11,836	(510,218)	55,889
Net income (loss) from discontinued operations	(8,093)	104	(21,678)	3,799
Net gains from disposals	181	-	11,497	-
Net income (loss) from discontinued operations	(7,912)	104	(10,181)	3,799
Net income (loss)	(97,914)	11,940	(520,399)	59,688
Net (income) loss attributable to non-controlling interest	(174)	(165)	770	(385)
Net income (loss) attributable to Gramercy Capital Corp.	(98,088)	11,775	(519,629)	59,303
Accrued preferred stock dividends	(2,406)	(2,336)	(9,414)	(9,344)
Net income (loss) available to common stockholders	$ (100,494)	$ 9,439	$ (529,043)	$ 49,959
Basic earnings per share:				
Net income (loss) available to common stockholders	$ (2.01)	$ 0.18	$ (10.61)	$ 1.06
Diluted earnings per share:				
Net income (loss) available to common stockholders	$ (2.01)	$ 0.18	$ (10.61)	$ 1.06
Basic weighted average common shares outstanding	49,883	51,581	49,854	47,205
Diluted weighted average common shares and common share equivalents outstanding	49,883	51,748	49,854	47,330

(Unaudited - in thousands)

	Quarter Ended December 31, 2009 Pre-DISCOPS	December 31, 2009 DISCOPS	December 31, 2009 Post-DISCOPS
Revenues:			
Rental revenue	$ 87,778	$ (4,434)	$ 83,344
Investment income	44,592	-	44,592
Operating expense reimbursements	30,078	(862)	29,216
Gain on sales and other income	378	536	914
Total revenues	162,826	(4,760)	158,066
Property operating expenses:			
Utilities	11,629	(396)	11,233
Real estate taxes	10,289	(305)	9,984
Ground rent and leasehold obligations	4,759	(32)	4,727
Direct billable expenses	93	(368)	(275)
Property and leasehold impairments	21,372	(7,008)	14,364
Other property operating expenses	27,312	(3,480)	23,832
Total property operating expenses	75,454	(11,589)	63,865
Other income (expense):			
Marketing, general and administrative	(13,586)	-	(13,586)
Impairment on loans held for sale	(11,151)	-	(11,151)
Provision for loan loss	(92,093)	-	(92,093)
Gain on extinguishment of debt	12,076	-	12,076
Total other income (expense)	(104,754)	-	(104,754)
EBITDA	(17,382)	6,829	(10,553)
Interest expense	54,374	(778)	53,596
Depreciation and amortization	28,182	(486)	27,696
Net gains from disposals	(181)	181	-
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(99,757)	7,912	(91,845)
Equity in net income from unconsolidated joint ventures	1,852	-	1,852
Provision for taxes	(9)	-	(9)
Net loss from continuing operations	$ (97,914)	$ 7,912	$ (90,002)
Net loss from discontinued operations	$ -	$ (8,093)	$ (8,093)
Net gains from disposals	-	181	181
Net loss from discontinued operations	-	(7,912)	(7,912)
Net (income) attributable to non-controlling interest	(174)	-	(174)
Net loss attributable to Gramercy Capital Corp.	$ (98,088)	$ -	$ (98,088)

(Unaudited - in thousands)

	Year to Date Period Ended		
	December 31, 2009 Pre-DISCOPS	December 31, 2009 DISCOPS	December 31, 2009 Post-DISCOPS
Revenues:			
Rental revenue	$ 342,571	$ (15,911)	$ 326,660
Investment income	184,607	-	184,607
Operating expense reimbursements	126,852	(6,706)	120,146
Gain on sales and other income	5,146	(453)	4,693
Total revenues	659,176	(23,070)	636,106
Property operating expenses:			
Utilities	43,389	(1,382)	42,007
Real estate taxes	43,204	(3,271)	39,933
Ground rent and leasehold obligations	18,821	(310)	18,511
Direct billable expenses	8,003	(1,535)	6,468
Property and leasehold impairments	43,440	(23,470)	19,970
Other property operating expenses	91,731	(9,672)	82,059
Total property operating expenses	248,588	(39,640)	208,948
Other income (expense):			
Marketing, general and administrative	(35,390)	-	(35,390)
Business acquisition costs	(5,010)	-	(5,010)
Management fees	(7,787)	-	(7,787)
Impairment on loans held for sale	(151,081)	-	(151,081)
Provision for loan loss	(517,784)	-	(517,784)
Gain on extinguishment of debt	119,305	-	119,305
Total other income (expense)	(597,747)	-	(597,747)
EBITDA	(187,159)	16,570	(170,589)
Interest expense	235,924	(2,589)	233,335
Depreciation and amortization	114,241	(2,009)	112,232
Net gains from disposals	(11,497)	11,497	-
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(525,827)	9,671	(516,156)
Equity in net income from unconsolidated joint ventures	7,962	474	8,436
Provision for taxes	(2,534)	36	(2,498)
Net loss from continuing operations	$ (520,399)	$ 10,181	$ (510,218)
Net loss from discontinued operations	$ -	$ (21,678)	$ (21,678)
Net gains from disposals	-	11,497	11,497
Net loss from discontinued operations	-	(10,181)	(10,181)
Net loss attributable to non-controlling interest	770	-	770
Net loss attributable to Gramercy Capital Corp.	$ (519,629)	$ -	$ (519,629)

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date	
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net income available to common stockholders	$ (100,494)	$ 9,439	$ (529,043)	$ 49,959
Add:				
Depreciation and amortization	30,033	28,303	122,489	84,290
FFO adjustment for unconsolidated joint ventures	1,080	156	4,450	625
Less:				
Non-real estate depreciation and amortization	(2,250)	(1,977)	(10,348)	(11,379)
Gain on sale of real estate	(184)	-	(5,158)	-
Funds from operations	$ (71,815)	$ 35,921	$ (417,610)	$ 123,495
Funds from operations per share - basic	$ (1.44)	$ 0.70	$ (8.38)	$ 2.63
Funds from operations per share - diluted	$ (1.44)	$ 0.69	$ (8.38)	$ 2.61

Consolidated Statement of Stockholders' Equity

(Unaudited - in thousands)

	Common Stock		Series A Preferred	Additional Paid-	Accumulated Other Comprehensive	Retained Earnings / (Accumulated	Total Gramercy Capital	Non- controlling		Comprehensive
	Shares	Par Value	Stock	In-Capital	Income (Loss)	Deficit)	Corp.	interest	Total	Income (loss)
Balance at December 31, 2008	49,852	$ 50	$ 111,205	$ 1,077,983	$ (160,739)	$ 1,222	$ 1,029,721	$ 2,712	$ 1,032,433	$ -
Net loss						(519,629)	(519,629)	(770)	(520,399)	(519,629)
Change in net unrealized loss on derivative instruments					63,621		63,621		63,621	63,621
Reclassification of adjustments of net unrealized loss on securities previously available for sale					1,080		1,080		1,080	1,080
Issuance of stock - stock purchase plan	45			27			27		27	
Stock based compensation - fair value	(12)			937			937		937	
Dividends accrued on preferred stock						(9,414)	(9,414)		(9,414)	
Contributions from non-controlling interests							-	7,227	7,227	
Distribution to non-controlling interests				(163)			(163)	(7,831)	(7,994)	
Balance at December 31, 2009	49,885	$ 50	$ 111,205	$ 1,078,784	$ (96,038)	$ (527,821)	$ 566,180	$ 1,338	$ 567,518	$ (454,928)

(Unaudited - in thousands, except per share data)

Market Capitalization	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Common stock:					
Common shares outstanding	49,884,500	49,859,322	49,848,333	49,863,831	49,852,243
Share price (end of period)	$ 2.59	$ 2.43	$ 1.61	$ 0.97	$ 1.28
Preferred stock:					
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$ 25	$ 25	$ 25	$ 25	$ 25
Equity market capitalization	$ 244,201	$ 236,158	$ 195,256	$ 163,368	$ 178,811
Secured and Other Debt					
Mortgage notes payable	$ 1,743,668	$ 1,754,946	$ 1,763,690	$ 1,771,512	$ 1,833,005
Mezzanine loan payable	553,522	566,442	569,122	573,464	580,462
Term loan, credit facility and repurchase facility	-	48,881	64,976	79,601	95,897
CDOs	2,705,534	2,608,230	2,608,175	2,607,759	2,608,065
Total secured debt	5,002,724	4,978,499	5,005,963	5,032,336	5,117,429
Credit facilities	-	-	-	-	172,301
Junior subordinated notes / Trust preferred securities	52,500	150,000	150,000	150,000	150,000
Total unsecured debt	52,500	150,000	150,000	150,000	322,301
Total debt	$ 5,055,224	$ 5,128,499	$ 5,155,963	$ 5,182,336	$ 5,439,730
Total enterprise value (debt and equity market capitalization)	$ 5,299,425	$ 5,364,657	$ 5,351,219	$ 5,345,704	$ 5,618,541
Available under Lines of Credit and Facilities					
Secured line commitment	$ -	$ -	$ -	$ -	$ 406,692
Maximum available based on collateral pool	-	-	-	-	130,335
Balance outstanding	-	-	-	-	95,897
Availability	-	-	-	-	34,438
Mark-to-market adjustment	-	-	-	-	-
Restricted liquidity	-	-	-	-	34,438
Net available liquidity	-	-	-	-	-
Unfunded commitments	-	-	-	-	-
Available pledge capacity	-	-	-	-	276,357
Unsecured line commitment	-	-	-	-	175,000
Balance outstanding	-	-	-	-	172,301
Availability	-	-	-	-	2,699
Total availability	$ -	$ -	$ -	$ -	$ 279,056
Common Stock Price					
High	$ 3.34	$ 2.97	$ 3.20	$ 1.68	$ 2.66
Low	$ 2.15	$ 1.23	$ 0.98	$ 0.43	$ 0.70

GRAMERCY CAPITAL CORP.

Debt Data

Debt Summary Schedule

(Dollars in millions)

Mortgage/Borrowing	Number of Properties	12/31/2009 Balance [1]	Coupon Interest Rate [2]	Maturity Date
Secured Fixed-Rate Debt:				
Bank of America - BBD1	116	$349.8	5.47%	Dec-2013
Bank of America - BBD2	138	214.3	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
101 Independence	1	73.9	5.53%	Nov-2016
292 Madison (100%)	1	59.1	6.17%	Aug-2017
Pitney Bowes - Bank of America	70	47.2	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	39.9	6.17%	Feb-2013
Beaver Valley	1	39.4	5.06%	Jan-2015
FSI6000D	16	31.3	5.80%	Jun-2017
FSI6000B	16	30.0	5.80%	Jun-2017
FSI6000A	15	26.4	6.80%	Oct-2017
FSI6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wachovia A	23	21.5	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	14.1	8.29%	Aug-2010
Debt With Principal Balance < $3 Million	30	38.6	5.90%	n/a
Total Secured Fixed-Rate Debt	474	$1,251.6	5.74%	n/a
Unsecured Fixed-Rate Debt:				
Junior Subordinate Notes [3]	n/a	$52.5	0.50%	Jun-2035
Total Unsecured Fixed-Rate Debt		$52.5	0.50%	n/a
Total Fixed-Rate Debt	**474**	**$1,304.1**	**5.53%**	**n/a**
Secured Floating-Rate Debt:				
CDO 2007-1	n/a	$1,018.6	3m L+0.460%	Aug-2056 [4]
CDO 2006-1	n/a	885.4	3m L+0.370%	Jul-2041 [4]
CDO 2005-1	n/a	801.5	3m L+0.490%	Jul-2035 [4]
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	461.8	1m L+5.200%	Mar-2010 [5]
Goldman/Citigroup/SL Green Mortgage	196	241.3	1m L+1.988%	Mar-2010 [5]
PB Capital Mortgage	43	234.9	1m L+1.650%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	91.7	1m L+6.000%	Mar-2010 [5]
Total Secured Floating-Rate Debt	239	$3,735.2		n/a
Unsecured Floating-Rate Debt:				
Total Unsecured Floating-Rate Debt				n/a
Total Floating-Rate Debt	**239**	**$3,735.2**		**n/a**
Total Debt	**713**	**$5,039.3**		**n/a**
% Secured Debt Balance to Total Debt				99.0%
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)				47.9%

(1) Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts
(2) Coupon Interest Rate is the stated coupon and is not adjusted for our hedging activity
(3) Fixed interest rate of 0.5% per annum ending 1/29/12, and a fixed interest rate of 7.5% per annum thereafter through maturity
(4) Maturity dates listed are stated final maturities
(5) Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the Maturity date

(Dollars in millions)

Debt Summary						Remaining Debt Amortization							
Mortgage/Borrowing		Number of Properties	12/31/2009 Principal Balance [8]	Coupon Interest Rate [9]	Remaining Term (Yrs)	2010	2011	2012	2013	2014	2015 Through 2019	2020 Through 2024	> 2024
CDO 2007-1	(1)	n/a	$1,018.6	3m L+0.460%	46.7	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1,018.6
CDO 2006-1	(1)	n/a	885.4	3m L+0.370%	31.6	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$885.4
CDO 2005-1	(1)	n/a	801.5	3m L+0.490%	25.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$801.5
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	461.8	1m L+5.200%	0.2	$461.8	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Bank of America - BBD1	(3)	116	349.8	5.467%	3.9	$11.9	$12.6	$13.2	$312.1	$0.0	$0.0	$0.0	$0.0
Goldman/Citigroup/SL Green Mortgage	(4)	196	241.3	1m L+1.988%	0.2	$241.3	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
PB Capital Mortgage	(5)	43	234.9	1m L+1.650%	3.3	$0.0	$0.0	$0.0	$234.9	$0.0	$0.0	$0.0	$0.0
Bank of America - BBD2		138	214.3	5.963%	9.7	$3.9	$4.0	$4.4	$4.7	$5.0	$192.3	$0.0	$0.0
Dana - Bank of America		15	180.0	5.610%	8.0	$0.0	$0.0	$0.0	$0.0	$0.0	$180.0	$0.0	$0.0
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	91.7	1m L+6.000%	0.2	$91.7	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
101 Independence		1	73.9	5.527%	6.8	$1.4	$1.5	$1.6	$1.7	$1.8	$65.9	$0.0	$0.0
292 Madison (100%)		1	59.1	6.170%	7.6	$0.0	$0.0	$0.0	$0.0	$0.0	$59.1	$0.0	$0.0
Junior Subordinate Notes	(6)	n/a	52.5	0.500%	25.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$52.5
Pitney Bowes - Bank of America		70	47.2	5.328%	12.8	$1.6	$1.7	$1.8	$1.8	$2.0	$11.7	$26.6	$0.0
One Citizens Plaza		1	43.5	5.703%	2.0	$0.0	$0.0	$43.5	$0.0	$0.0	$0.0	$0.0	$0.0
801 Market Street		1	39.9	6.170%	3.1	$0.7	$0.8	$0.8	$37.6	$0.0	$0.0	$0.0	$0.0
Beaver Valley		1	39.4	5.056%	5.0	$0.8	$0.8	$0.9	$0.9	$1.0	$35.0	$0.0	$0.0
FSI 6000D		16	31.3	5.800%	7.4	$0.2	$0.4	$0.4	$0.4	$0.5	$29.4	$0.0	$0.0
FSI 6000B		16	30.0	5.800%	7.4	$0.2	$0.4	$0.4	$0.4	$0.4	$28.2	$0.0	$0.0
FSI 6000A		15	26.4	6.800%	7.8	$0.0	$0.0	$0.0	$0.3	$0.3	$25.8	$0.0	$0.0
FSI 6000C		15	22.7	6.800%	7.8	$0.0	$0.0	$0.0	$0.2	$0.2	$22.3	$0.0	$0.0
Pitney Bowes - Wachovia A		23	21.5	5.496%	13.4	$1.1	$1.2	$1.2	$1.3	$1.4	$8.1	$7.2	$0.0
Sterling Bank		14	19.9	5.566%	7.0	$0.0	$0.0	$0.0	$0.0	$0.0	$19.9	$0.0	$0.0
Jenkins Court		1	14.1	8.290%	0.6	$14.1	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Debt With Principal Balance >=$1 Million & <$3 Million	(7)	16	29.1	5.820%	3.2	$1.3	$1.3	$8.0	$18.5	$0.0	$0.0	$0.0	$0.0
Debt With Principal Balance < $1 Million		14	9.5	6.133%	5.2	$0.4	$0.5	$4.2	$3.0	$0.1	$0.6	$0.7	$0.0
Total / Weighted Avg		713	$5,089.3			$832.4	$25.2	$80.4	$617.8	$12.7	$678.3	$34.5	$2,758.0

(1) Stated Coupon is the combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.
(2) Mezzanine Loan collateralized by equity interest in Gramercy Realty properties - Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the Maturity date - 1M LIBOR cap of 2.00%
(3) $83.8 million is collateralized by defeasance securities
(4) GS Mortgage Loan floating rate based on LIBOR + 199bps - Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the Maturity date - 1M LIBOR cap of 6.00%
(5) PB Capital Mortgage Loan floating rate based on LIBOR + 165bps
(6) Fixed interest rate of 0.5% per annum commencing 1/30/2009 and ending 1/29/2012, and a fixed interest rate of 7.5% per annum thereafter through maturity
(7) $4.2 million is collateralized by defeasance securities (3 Loans)
(8) Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts
(9) Schedule does not include any impact as a result of hedging activity

GRAMERCY
CAPITAL
CORP.

Gramercy Finance

(Dollars in thousands)

Loan Portfolio and Commercial Real Estate Securities - December 31, 2009

Type	Investment Count	Debt Investments	Percentage of Loan Portfolio	Fixed Rate: Effective Yield	Floating Rate: Effective Spread	Weighted Avg Floor	Investments Subject to Floor
Whole Loans - Floating Rate	28	$830,617	60.2%		454 bps	333 bps	$816,876
Subordinate Mortgage - Floating Rate	5	76,331	5.5%		246 bps	306 bps	30,703
Mezzanine Loans - Floating Rate	13	190,668	13.7%		577 bps	316 bps	100,872
Preferred Equity- Floating Rate	1	28,228	2.0%		1,064 bps	n/a	0
Total Floating Rate Investments	47	$1,125,844	81.4%		476 bps	330 bps	$748,451
Whole Loans - Fixed Rate	5	122,846	8.9%	6.89%			
Subordinate Mortgage - Fixed Rate	5	44,988	3.2%	7.46%			
Mezzanine Loans - Fixed Rate	4	85,898	6.2%	8.08%			
Preferred Equity - Fixed Rate	1	4,256	0.3%	7.23%			
Total Fixed Rate Investments	15	257,988	18.6%	7.39%			
Subtotal for Loan Portfolio (1)	62	$1,383,832	100.0%	7.39%	476 bps	330 bps	$748,451
Real Estate Securities - Floating Rate	9	67,876	6.9%		254 bps		
Real Estate Securities - Fixed Rate	90	916,833	93.1%	7.84%			
Subtotal	99	$984,709	100.0%	7.84%	254 bps		
Total / Average		$2,368,541		7.74%	463 bps	330 bps	$748,451

(1) Weighted Average Effective Yield and Weighted Average Effective Spread calculations include loans classified as Non-Performing. The schedule includes Non-Performing loans classified as Whole Loans - Floating Rate of approximately $55.1 million with an effective spread of 660 basis points and Non-Performing loans classified as Mezzanine - Floating Rate of approximately $0.3 million with an effective yield of 858 basis points.

(Dollars in thousands)

Loan Portfolio by Current Extended Maturity - December 31, 2009

Year	No.	Balance	Percentage
2010	26	$ 576,407	41.7%
2011	20	429,269	31.0%
2012	5	147,317	10.6%
2013	1	84,012	6.1%
2014	2	58,192	4.2%
Thereafter	8	88,635	6.4%
Total	**62**	**$ 1,383,832**	**100.0%**

Loan Portfolio by Fully Extended Maturity (1) - December 31, 2009

Year	No.	Balance	Percentage
2010	9	$ 135,850	9.8%
2011	24	463,033	33.5%
2012	15	439,574	31.8%
2013	2	84,611	6.1%
2014	2	58,191	4.2%
Thereafter	10	202,573	14.6%
Total	**62**	**$ 1,383,832**	**100.0%**

(1) Fully Extended Maturity reflects assumption that all extension requirements are met and all options to extend are executed.

(Dollars in thousands)

Loan Portfolio by Region - December 31, 2009

Region	No. [1]	Balance	Percentage
Northeast	24	$ 638,937	46.2%
West	15	347,531	25.1%
South	5	132,961	9.6%
Mid-Atlantic	8	127,872	9.2%
Southwest	4	71,960	5.2%
Various [2]	5	42,406	3.1%
Midwest	1	22,165	1.6%
Total	**62**	**$ 1,383,832**	**100.0%**

Loan Portfolio by Property Type - December 31, 2009

Property Type	No. [1]	Balance	Percentage
Office	25	$ 644,720	46.6%
Hotel	9	220,385	15.9%
Land - Commercial	6	167,300	12.1%
Retail	5	107,115	7.7%
Multifamily	5	88,975	6.4%
Condo	3	53,475	3.9%
Industrial	2	50,842	3.7%
Mixed-Use	1	24,203	1.8%
Land - Residential	3	17,196	1.2%
Other [3]	3	9,621	0.7%
Total	**62**	**$ 1,383,832**	**100.0%**

(1) Represents the number of Investments, not the property count of the underlying collateral.

(2) Includes IO Strips and a Defeased Loan.

(3) Includes IO Strips and a Defeased Loan, and a loan to one Sponsor secured by the equity interests in seven properties.

(Dollars in thousands)

Real Estate Securities

By Highest Current Rating - December 31, 2009

Rating		Balance	Percentage
AAA	$	152,179	15.5%
AA+		13,701	1.4%
AA		91,688	9.3%
AA-		25,967	2.6%
A+		93,920	9.5%
A		227,694	23.1%
A-		29,441	3.0%
BBB		115,754	11.8%
BBB-		92,980	9.4%
BB+		55,606	5.6%
BB		54,402	5.5%
B		1,477	0.1%
B-		932	0.1%
CCC		12,164	1.2%
CCC-		11,018	1.1%
D		5,786	0.6%
Total	**$**	**984,709**	**100.0%**

By Lowest Current Rating - December 31, 2009

Rating		Balance	Percentage
AAA	$	40,930	4.2%
AA		5,331	0.5%
AA-		41,209	4.2%
A+		20,051	2.0%
A		22,971	2.3%
BBB+		35,398	3.6%
BBB		167,435	17.0%
BBB-		69,474	7.1%
BB+		53,371	5.4%
BB		137,107	13.9%
BB-		112,116	11.4%
B+		154,689	15.7%
B		63,809	6.5%
B-		31,850	3.2%
CCC		12,164	1.2%
CCC-		6,374	0.7%
C		4,644	0.5%
D		5,786	0.6%
Total	**$**	**984,709**	**100.0%**

CMBS Rating Changes

	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08
Upgrade	-	-	-	-	-	-	-	-
Downgrade	406,081	684,886	86,012	675,267	-	-	4,797	-
Unchanged	578,628	298,481	861,651	212,318	869,973	857,402	848,873	791,933
Total	**$984,709**	**$983,367**	**$947,663**	**$887,585**	**$869,973**	**$857,402**	**$853,670**	**$791,933**

Includes ratings actions taken by Moody's, S&P or Fitch.

Gramercy Finance – CMBS Region and Property Type

(Dollars in thousands)

Real Estate Securities Portfolio by Region - December 31, 2009

Region		Balance	Percentage
Northeast	$	219,265	22.4%
West		190,217	19.5%
South		167,799	17.2%
Southwest		132,965	13.6%
Midwest		132,742	13.6%
Mid-Atlantic		130,734	13.4%
Other (1)		1,480	0.2%
US Territories (2)		1,435	0.1%
Various		341	0.03%
Total (3)	**$**	**976,978**	**100.0%**

Real Estate Securities Portfolio by Property Type - December 31, 2009

Property Type		Balance	Percentage
Office	$	338,623	34.7%
Retail		242,806	24.9%
Multifamily (4)		175,305	17.9%
Hotel		97,728	10.0%
Industrial		59,371	6.1%
Mixed-Use		36,059	3.6%
Other		13,478	1.4%
Self Storage		12,919	1.3%
Condo		689	0.1%
Total (3)	**$**	**976,978**	**100.0%**

(1) Includes seven properties located outside of the U.S. and U.S. Territories.
(2) Includes properties located in Puerto Rico and Guam.
(3) Does not include $7.73 million of REIT debt that also serves as collateral for one bond.
(4) Includes Multifamily and Manufactured Housing.

GRAMERCY
CAPITAL
CORP.

Gramercy Realty

Gramercy Realty – Comparative Balance Sheets – Assets

(Unaudited - in thousands)

Assets	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Real estate investments, at cost:					
Land	$ 830,304	$ 823,399	$ 824,202	$ 826,570	$ 815,003
Building and improvements	2,424,354	2,415,422	2,410,976	2,414,527	2,441,839
Total real estate investment, cost	3,254,658	3,238,821	3,235,178	3,241,097	3,256,842
Less: accumulated depreciation	(107,409)	(91,856)	(76,692)	(61,493)	(78,315)
Total real estate investment, net	3,147,249	3,146,965	3,158,486	3,179,604	3,178,527
Cash and cash equivalents	33,544	64,664	53,461	45,066	91,240
Restricted cash	79,527	83,375	83,294	77,978	78,520
Pledged government securities, net	97,286	98,337	99,447	100,483	101,576
Investment in joint venture	6,386	7,970	8,629	9,311	10,495
Other assets held for sale, net	841	94,637	104,897	112,281	81,403
Tenant and other receivables	50,137	27,878	20,625	27,005	28,129
Acquired lease assets	450,436	465,502	480,012	499,652	566,972
Deferred costs, net	5,397	7,524	9,877	12,334	15,534
Other assets	12,476	18,068	14,581	19,792	10,790
Total assets	$ 3,883,279	$ 4,014,920	$ 4,033,309	$ 4,083,506	$ 4,163,186

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity

(Unaudited - in thousands)

Liabilities and Stockholders' Equity	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Liabilities:					
Mortgage notes payable to an affiliate	$ 99,666	$ 100,775	$ 104,367	$ 110,898	$ 115,625
Mortgage notes payable	2,238,092	2,262,289	2,273,713	2,285,877	2,354,368
Total debt	2,337,758	2,363,064	2,378,080	2,396,775	2,469,993
Accrued interest	6,666	8,896	8,217	8,004	8,167
Accounts payable and accrued expenses	55,100	62,950	56,720	53,210	62,556
Deferred revenue	161,306	94,373	87,896	99,683	98,693
Below market lease liabilities, net	770,781	795,833	816,012	845,769	846,351
Leasehold interests liabilities, net	18,203	18,880	19,556	20,361	21,051
Liabilities related to assets held for sale	238	59,584	61,332	60,372	15,320
Total liabilities	3,350,052	3,403,580	3,427,813	3,484,174	3,522,131
Stockholders' equity:					
Investment by Gramercy Capital Corp.	805,037	805,200	805,200	805,200	805,200
Due to Gramercy Capital Corp.	(252,949)	(196,331)	(198,586)	(200,365)	(162,313)
Retained earnings	(20,056)	(140)	(3,691)	(8,235)	(4,544)
Total Gramercy Realty equity	532,032	608,729	602,923	596,600	638,343
Non-controlling interest	1,195	2,611	2,573	2,732	2,712
Total stockholders' equity	533,227	611,340	605,496	599,332	641,055
Total liabilities and stockholders' equity	$ 3,883,279	$ 4,014,920	$ 4,033,309	$ 4,083,506	$ 4,163,186

Gramercy Realty – Comparative Statements of Operations

(Unaudited - in thousands)

	Quarter Ended				
	December 31, 2009	September 30, 2009 *	June 30, 2009 *	March 31, 2009 *	December 31, 2008 *
Revenues:					
Rental revenue	$ 81,196	$ 78,095	$ 81,308	$ 78,300	$ 77,063
Operating expense reimbursements	29,217	30,725	29,672	30,532	30,282
Interest and other income	761	804	967	989	928
Total revenues	111,174	109,624	111,947	109,821	108,273
Property operating expenses:					
Utilities	11,230	11,363	9,132	10,273	9,689
Ground rents and leasehold obligations	4,574	4,744	4,266	4,631	4,003
Real estate taxes	9,844	10,279	9,744	9,913	9,528
Direct billable expenses	(276)	2,468	2,097	2,179	1,628
Property and leasehold impairments	14,364	1,076	1,362	3,105	-
Other property operating expenses	24,046	17,925	19,402	20,772	17,480
Total property operating expenses	63,782	47,855	46,003	50,873	42,328
Net operating income	47,392	61,769	65,944	58,948	65,945
Other expenses:					
Marketing, general and administrative	2,458	1,528	1,800	879	1,396
Total other expenses	2,458	1,528	1,800	879	1,396
EBITDA	44,934	60,241	64,144	58,069	64,549
Interest expense	30,876	31,494	31,530	32,771	39,312
Depreciation and amortization	27,451	26,779	29,357	27,061	26,794
Income (loss) before equity in loss from unconsolidated joint venture and non-controlling interest	(13,393)	1,968	3,257	(1,763)	(1,557)
Equity in net income (loss) from unconsolidated joint ventures	(662)	(659)	(675)	(641)	(690)
Net income (loss) from continuing operations	$ (14,055)	$ 1,309	$ 2,582	$ (2,404)	$ (2,247)
Net income (loss) from discontinued operations	$ (5,872)	$ 346	$ 397	$ (1,625)	$ (114)
Net gains from disposals	184	1,934	1,621	358	-
Net income (loss) from discontinued operations	(5,688)	2,280	2,018	(1,267)	(114)
Net (income) loss attributed to non-controlling interest	(174)	(38)	(55)	(20)	(165)
Net income (loss)	$ (19,917)	$ 3,551	$ 4,545	$ (3,691)	$ (2,526)

* Reflects properties reclassified during Q4 2009 to Discontinued Operations.

(Unaudited - in thousands)

	Quarter Ended				
	December 31, 2009	September 30, 2009 *	June 30, 2009 *	March 31, 2009 *	December 31, 2008 *
Property operating NOI					
NOI from continuing operating	$ 47,392	$ 61,769	$ 65,944	$ 58,948	$ 65,945
NOI from discontinued operations	(4,612)	1,270	1,334	(250)	1,349
Total property operating NOI	42,780	63,039	67,278	58,698	67,294
NOI from joint ventures	1,352	1,359	1,357	1,377	1,359
GAAP NOI	44,132	64,398	68,635	60,075	68,653
Add:					
Straightline rental income	5,901	5,828	9,405	7,468	5,770
Straightline rental expense / leasehold amortization	(541)	(516)	(626)	(505)	(1,082)
Amortization of fair market rental adjustment, net	(22,188)	(16,632)	(23,087)	(18,759)	(16,627)
Property impairments	21,644	2,066	2,656	5,774	-
Other non-cash expenses	45	44	43	42	63
Cash NOI	$ 48,993	$ 55,258	$ 57,026	$ 54,095	$ 56,777
Components of debt service					
Interest expense	29,935	30,493	30,546	31,501	37,944
Interest expense on joint ventures	985	1,005	997	976	999
Fixed amortization of principal payments	7,302	5,854	5,371	5,949	7,549
Total consolidated debt service	38,222	37,352	36,914	38,426	46,492

* Adjusted for properties subsequently reclassified to Discontinued Operations.

Gramercy Realty – Portfolio Summary

Gramercy Realty Portfolio	Gramercy Realty Portfolio, as of Sept. 30, 2009	Dispositions	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Portfolio, as of Dec. 31, 2009
Number of Properties	917	(4)				913
Branches	584	(1)				583
Office Buildings	327	(3)				324
Land	6	-				6
Rentable Sq. Ft.	26,392,457	(818,208)			(601)	25,573,648
Branches	3,730,659	(3,659)			(601)	3,726,399
Office Buildings	22,661,798	(814,549)			-	21,847,249
Leased Sq. Ft.	22,727,684	(719,337)	29,590	(78,010)	(645)	21,959,282
Branches	3,201,968	-	4,465	(17,780)	(732)	3,187,921
Office Buildings	19,525,716	(719,337)	25,125	(60,230)	87	18,771,361
% Leased	86.1%					85.9%
% of Base Revenue from:						
Financial Institutions	79.1%					79.6%
"A" Rated Tenants (1)	70.3%					68.4%
Net Leases	77.1%					74.7%
Lease Expiration (% of Base Rent within Next Twelve Months) (2)	6.6%					6.5%
Weighted Average Remaining Lease Term (years)	9.5					9.3

(1) Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.
(2) Includes noticed Shedding Space as expiring on shed effective date. Excludes contractual rent reductions (Dana and Regions portfolios).

Gramercy Realty – Portfolio Summary – Core, Value-Add and Held for Sale

Core	Gramercy Realty Core Assets, as of Sept. 30, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of Dec. 31, 2009
Number of Properties	643	(1)	-				642
Branches	446	-	-				446
Office Buildings	197	(1)	-				196
Land	-	-	-				-
Rentable Sq. Ft.	20,132,213	(45,369)	-			(601)	20,086,243
Branches	2,786,236	-	-			(601)	2,785,635
Office Buildings	17,345,977	(45,369)	-			-	17,300,608
Leased Sq. Ft.	18,653,480	(30,351)	-	17,196	(62,597)	(732)	18,576,996
Branches	2,717,120	-	-	731	(16,020)	(732)	2,701,099
Office Buildings	15,936,360	(30,351)	-	16,465	(46,577)	-	15,875,897
% Leased	92.7%						92.5%
% of Base Revenue from:							
Financial Institutions	82.2%						82.1%
"A" Rated Tenants [(1)]	74.3%						72.3%
Net Leases	79.0%						77.1%
Lease Expiration (% of Base Rent, within Next Twelve Months) [(2)]	7.2%						6.9%
Weighted Average Remaining Lease Term (years)	9.7						9.5

Value-Add	Gramercy Realty Value-Add Assets, as of Sept. 30, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Value-Add Assets, as of Dec. 31, 2009
Number of Properties	212	(1)	58				269
Branches	104	-	33				137
Office Buildings	107	(1)	21				127
Land	1	-	4				5
Rentable Sq. Ft.	4,689,744	(19,100)	803,447			-	5,474,091
Branches	750,249	-	190,515			-	940,764
Office Buildings	3,939,495	(19,100)	612,932			-	4,533,327
Leased Sq. Ft.	3,141,424	(12,700)	247,788	12,394	(15,033)	89	3,373,962
Branches	449,334	-	35,514	3,734	(1,760)	-	486,822
Office Buildings	2,692,090	(12,700)	212,274	8,660	(13,273)	89	2,887,140
% Leased	67.0%						61.6%
% of Base Revenue from:							
Financial Institutions	64.7%						64.2%
"A" Rated Tenants [(1)]	43.5%						44.2%
Net Leases	60.4%						60.3%
Lease Expiration (% of Base Rent, within Next Twelve Months) [(2)]	2.3%						3.8%
Weighted Average Remaining Lease Term (years)	8.8						8.5

Held for Sale	Gramercy Realty HFS Assets, as of Sept. 30, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of Dec. 31, 2009
Number of Properties	62	(2)	(58)				2
Branches	34	(1)	(33)				-
Office Buildings	23	(1)	(21)				1
Land	5	-	(4)				1
Rentable Sq. Ft.	1,470,420	(653,659)	(803,447)			-	13,314
Branches	194,174	(3,659)	(190,515)			-	-
Office Buildings	1,276,246	(650,000)	(612,932)			-	13,314
Leased Sq. Ft.	932,800	(676,278)	(247,788)	-	-	-	8,734
Branches	35,514	-	(35,514)	-	-	-	-
Office Buildings	897,286	(676,278)	(212,274)	-	-	-	8,734
% Leased	63.4%						65.6%
% of Base Revenue from:							
Financial Institutions	62.8%						100.0%
"A" Rated Tenants [(1)]	66.0%						0.0%
Net Leases	74.0%						100.0%
Lease Expiration (% of Base Rent, within Next Twelve Months) [(2)]	6.1%						100.0%
Weighted Average Remaining Lease Term (years)	9.5						0.9

(1) Ratings by Moody's. [illegible] are unrated subsidiaries of rated entities.
(2) Includes [illegible]. Excludes contractual rent reductions (Dime and Regions positions).

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Virginia	45	2,759,133	2,248,518	510,615	18.5%
Maryland	7	1,041,138	655,911	385,227	37.0%
Florida	142	3,115,156	2,749,694	365,462	11.7%
Illinois	14	1,432,194	1,112,446	319,748	22.3%
Texas	46	720,439	514,139	206,300	28.6%
New Jersey	62	1,269,405	1,074,308	195,097	15.4%
North Carolina	179	4,274,168	4,118,642	155,526	3.6%
Georgia	67	1,499,691	1,347,406	152,285	10.2%
New York	14	620,872	487,155	133,717	21.5%
Pennsylvania	46	1,470,529	1,344,092	126,437	8.6%
	622	18,202,725	15,652,311	2,550,414	

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	65	605,367	-	605,367
90-99% Vacant	0	-	-	-
80-89% Vacant	3	490,398	76,814	413,584
70-79% Vacant	6	100,583	28,447	72,136
60-69% Vacant	13	293,377	105,997	187,380
50-59% Vacant	23	493,011	221,946	271,066
40-49% Vacant	47	1,074,192	596,016	478,176
30-39% Vacant	44	1,171,651	764,073	407,578
20-29% Vacant	53	2,598,109	1,927,302	670,807
10-19% Vacant	32	2,035,752	1,698,439	337,313
1-9% Vacant	28	3,724,352	3,553,393	170,959
No Vacancy	593	12,986,856	12,986,856	-
Portfolio Total	907	25,573,648	21,959,282	3,614,366

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	54	14,549,825	13,197,739	1,352,086	9.3%
50,000 to 99,999 SF	27	1,995,601	1,456,684	538,917	27.0%
20,000 to 49,999 SF	132	3,734,140	2,880,637	853,503	22.9%
10,000 to 19,999 SF	228	3,195,442	2,618,970	576,472	18.0%
Under 10,000 SF	466	2,098,640	1,805,252	293,388	14.0%
Portfolio Total	907	25,573,648	21,959,282	3,614,366	14.1%

Land parcels are excluded from property totals.

Gramercy Realty – Portfolio Vacancies – Branch and Office

Branch

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft	% Vacant
Florida	50	565,846	473,073	92,773	16.4%
Pennsylvania	38	237,872	159,586	78,086	32.8%
Georgia	47	287,259	229,459	57,832	20.1%
Virginia	28	193,354	140,152	53,202	27.5%
North Carolina	158	768,170	725,070	43,100	5.6%
New Jersey	46	221,015	185,639	35,376	16.0%
Missouri	6	75,221	45,246	29,975	39.8%
Washington	9	96,029	69,445	26,584	27.7%
South Carolina	16	116,131	94,524	21,607	18.6%
Alabama	6	26,900	8,745	18,155	67.5%
	444	2,587,036	2,128,337	458,288	

Top Ten Branch Vacancies

Property Name	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft	% Vacant
Hanover	16,585	-	16,585	100.0%
Berks Main	19,506	7,614	11,892	61.0%
Fairfield Heights	10,800	-	10,800	100.0%
Arlington Expressway	10,250	-	10,250	100.0%
Aurora Main	9,880	-	9,880	100.0%
Hull Street - Midlothian	9,352	-	9,352	100.0%
Chesterfield	9,352	-	9,352	100.0%
Woodbury Main	9,032	-	9,032	100.0%
Mount Carmel	12,182	3,622	8,560	70.3%
Veterans Parkway - Columbus	8,358	-	8,358	100.0%
	114,847	11,236	103,611	

0.4% of portfolio sq. ft.	2.9% of portfolio vacancy
3.1% of branch sq. ft.	19.2% of branch vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft
Vacant	80	270,636	-	270,636
90-99% Vacant	-	-	-	-
80-89% Vacant	-	-	-	-
70-79% Vacant	2	22,882	6,014	16,868
60-69% Vacant	1	19,506	7,614	11,892
50-59% Vacant	4	45,744	21,354	24,390
40-49% Vacant	10	193,029	104,740	88,289
30-39% Vacant	16	155,384	102,030	53,354
20-29% Vacant	15	192,589	145,450	47,139
10-19% Vacant	11	139,391	116,826	22,565
1-9% Vacant	6	64,985	62,420	2,565
No Vacancy	450	2,621,473	2,621,473	-
Branch Total	583	3,720,388	3,187,821	538,478

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft	% Vacant
Over 100,000 SF	-	-	-	-	-
50,000 to 99,999 SF	-	-	-	-	-
20,000 to 49,999 SF	5	142,984	142,984	-	-
10,000 to 19,999 SF	124	1,563,647	1,300,205	263,442	16.8%
Under 10,000 SF	454	2,019,103	1,736,152	283,036	14.0%
Branch Total	583	3,720,388	3,187,821	538,478	14.8%

Land parcels are excluded from property counts.

Office

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft	% Vacant
Virginia	17	2,585,719	2,128,306	457,413	17.7%
Maryland	7	1,041,138	655,911	385,228	37.0%
Illinois	11	1,408,365	1,092,635	315,730	22.4%
Florida	52	2,549,310	2,276,621	272,689	10.7%
Texas	22	521,250	325,750	195,500	37.5%
New Jersey	16	1,040,380	880,659	159,721	15.2%
New York	7	563,303	443,935	119,368	21.2%
North Carolina	21	3,505,580	3,393,572	112,418	3.2%
Tennessee	9	235,880	132,586	103,294	43.7%
Georgia	20	1,212,832	1,117,949	94,883	7.8%
	187	14,651,807	12,435,884	2,215,849	

Top Ten Office Vacancies

Property Name	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft	% Vacant
Gateway Center - Baltimore	411,331	63,104	348,227	84.7%
Bank of America - Chicago	903,718	736,084	167,634	17.0%
Bankers Bank Center - Richmond	540,201	379,530	160,671	29.7%
Innsbrook II - Glen Allen	103,603	-	103,603	100.0%
Innsbrook I - Glen Allen	88,504	-	88,504	100.0%
Downtown St. Petersburg	87,755	-	87,755	100.0%
Exchange Street - Malden	314,156	232,914	81,242	25.9%
Fountain Main	243,611	176,342	67,269	27.6%
Harborside - Jersey City	311,029	245,924	65,105	21.1%
State Street - Albany	167,195	109,795	57,400	34.3%
	3,252,443	2,023,683	1,228,760	

12.7% of portfolio sq. ft.	34.0% of portfolio vacancy
14.9% of office sq. ft.	39.9% of office vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft
Vacant	5	334,731	-	334,731
90-99% Vacant	-	-	-	-
80-89% Vacant	3	490,398	76,814	413,584
70-79% Vacant	4	77,701	22,433	55,268
60-69% Vacant	12	213,891	98,383	115,489
50-59% Vacant	19	447,267	200,591	246,676
40-49% Vacant	29	880,353	491,276	389,039
30-39% Vacant	28	1,216,287	862,043	354,244
20-29% Vacant	38	2,405,520	1,781,852	623,668
10-19% Vacant	21	1,886,261	1,581,613	314,748
1-9% Vacant	22	3,659,367	3,490,973	168,394
No Vacancy	143	10,365,363	10,365,363	-
Office Total	324	21,847,248	18,771,281	3,075,968

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft	Leased Sq. Ft	Vacant Sq. Ft	% Vacant
Over 100,000 SF	54	14,549,025	13,197,239	1,352,086	9.3%
50,000 to 99,999 SF	29	1,995,801	1,456,884	538,917	27.0%
20,000 to 49,999 SF	121	3,591,116	2,737,673	853,508	23.8%
10,000 to 19,999 SF	104	1,631,785	1,310,165	321,620	19.7%
Under 10,000 SF	12	78,952	68,600	10,352	13.1%
Office Total	324	21,847,248	18,771,281	3,075,968	14.1%

Gramercy Realty Portfolio


Lease Expiration - 2010 to 2014
Sq. Ft.
1,500,000
1,000,000
500,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.04%
6.46%
4.97%
6.22%
3.93%
3.93%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Portfolio Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	74	297,545	1.16%	0.04%
Q1 2010	34	203,175	0.79%	0.13%
Q2 2010	36	191,416	0.75%	0.63%
Q3 2010	88	934,214	3.65%	4.28%
Q4 2010	41	332,388	1.30%	1.41%

Includes noticed Shedding Space as expiring on shed effective date.

Excludes contractual rent reductions (Dana and Regions portfolios).

Leases for parking, signs, antennae, etc. are excluded.

Branch


Lease Expiration - 2010 to 2014
Sq. Ft.
400,000
200,000
0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
10.54%
9.35%
7.15%
4.56%
4.08%
0.01%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Branch Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Branch Base Rent
Monthly	14	16,921	0.53%	0.01%
Q1 2010	5	10,869	0.34%	0.04%
Q2 2010	4	12,818	0.40%	0.17%
Q3 2010	50	278,731	8.74%	9.25%
Q4 2010	14	64,749	2.03%	1.08%

Office


Lease Expiration - 2010 to 2014
Sq. Ft.
1,500,000
1,000,000
500,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.05%
5.36%
3.79%
6.67%
3.07%
3.89%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Office Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Office Rentable Sq. Ft.	% of Office Base Rent
Monthly	60	280,624	1.49%	0.05%
Q1 2010	29	192,306	1.02%	0.15%
Q2 2010	32	178,598	0.95%	0.75%
Q3 2010	38	655,483	3.49%	2.96%
Q4 2010	27	267,639	1.43%	1.50%

Includes noticed Shedding Space as expiring on shed effective date.
Excludes contractual exit reductions (Dana and Regions portfolios).
Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

	Tenants / Financial Institutions	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	367	11,293,451	44.2%	44.8%
2	Wachovia Bank, National Association	Aa2	131	4,515,076	17.7%	12.7%
3	Regions Financial Corporation	Baa3	71	653,604	2.6%	3.2%
4	Citizens Financial Group	A1	9	267,585	1.0%	2.5%
5	General Services Administration (GSA)	Aaa	5	243,560	1.0%	2.1%
6	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.0%	2.0%
7	Branch Banking & Trust Co. (BB&T)	Aa2	22	395,589	1.5%	1.7%
8	KeyBank National Association	A2	31	144,218	0.6%	1.3%
9	Citco Fund Services (USA), Inc.	NR	1	104,343	0.4%	1.1%
10	Fifth Third Bancorp	Baa1	16	60,791	0.2%	0.9%
			654	**17,941,275**	**70.2%**	**72.3%**

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

	States	Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI
1	North Carolina	179	4,274,168	16.7%	96.4%	21.5%
2	Florida	142	3,115,156	12.2%	88.3%	13.3%
3	Virginia	45	2,759,133	10.8%	81.5%	12.2%
4	Georgia	67	1,499,691	5.9%	89.8%	6.8%
5	Pennsylvania	46	1,470,529	5.8%	91.4%	6.4%
6	California	95	1,512,021	5.9%	92.9%	5.8%
7	Maryland	7	1,041,138	4.1%	63.0%	4.4%
8	Illinois	14	1,432,194	5.6%	77.7%	3.7%
9	Delaware	2	378,723	1.5%	100.0%	3.0%
10	Arizona	8	583,057	2.3%	99.4%	2.7%
		605	**18,065,810**	**70.8%**	**88.2%**	**79.8%**

Land parcels are excluded from property totals.

Top Ten Tenants by Percent of Base Rent

Branch

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	168	1,187,837	37.3%	4.7%	22.0%	4.6%
2	Wachovia Bank, National Association	Aa2	87	567,613	17.8%	2.2%	14.5%	3.0%
3	KeyBank National Association	A2	31	144,218	4.5%	0.6%	6.3%	1.3%
4	Branch Banking & Trust Co. (BB&T)	Aa2	19	118,046	3.7%	0.4%	5.0%	1.1%
5	Regions Financial Corporation	Baa3	19	77,431	2.4%	0.3%	4.6%	1.0%
6	Fifth Third Bancorp	Baa1	16	60,791	1.9%	0.2%	4.3%	0.9%
7	Sterling Bank	NR	14	110,559	3.5%	0.4%	3.5%	0.7%
8	SunTrust	Baa1	8	28,986	0.9%	0.1%	3.1%	0.7%
9	RBC Bank	Aa3	9	39,125	1.2%	0.2%	3.1%	0.6%
10	Sovereign Bank	Baa1	9	48,350	1.5%	0.2%	2.5%	0.5%
			380	**2,382,956**	**74.7%**	**9.3%**	**68.9%**	**14.4%**

Office

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	199	10,105,614	53.8%	39.5%	50.8%	40.2%
2	Wachovia Bank, National Association	Aa2	44	3,947,463	21.0%	15.5%	12.3%	9.7%
3	Citizens Financial Group	A1	4	241,427	1.3%	0.9%	2.9%	2.3%
4	Regions Financial Corporation	Baa3	52	576,173	3.1%	2.3%	2.8%	2.2%
5	General Services Administration (GSA)	Aaa	5	243,560	1.3%	1.0%	2.6%	2.1%
6	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.4%	1.0%	2.5%	2.0%
7	Citco Fund Services (USA), Inc.	NR	1	104,343	0.6%	0.4%	1.3%	1.1%
8	Robinson, Bradshaw & Hinson PA	NR	1	120,606	0.6%	0.5%	1.0%	0.8%
9	PNC Bank (includes former National City Bank)	A1	5	136,686	0.7%	0.5%	0.9%	0.7%
10	Branch Banking & Trust Co. (BB&T)	Aa2	3	277,543	1.5%	1.1%	0.8%	0.6%
			315	**16,016,473**	**85.3%**	**62.7%**	**77.9%**	**61.7%**

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of NOI

Branch

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch NOI	% of Portfolio NOI
1	North Carolina	158	768,178	94.4%	20.6%	3.0%	26.3%	6.0%
2	Florida	90	565,846	83.6%	15.2%	2.2%	21.7%	5.0%
3	Georgia	47	287,089	79.9%	7.7%	1.1%	9.1%	2.1%
4	California	47	484,028	96.3%	13.0%	1.9%	8.9%	2.0%
5	Ohio	33	168,700	94.4%	4.5%	0.7%	7.4%	1.7%
6	Texas	24	199,189	94.6%	5.3%	0.8%	7.0%	1.6%
7	New Jersey	46	221,015	84.0%	5.9%	0.9%	6.1%	1.4%
8	Pennsylvania	38	237,872	66.4%	6.4%	0.9%	3.7%	0.9%
9	South Carolina	16	116,131	81.4%	3.1%	0.5%	3.5%	0.8%
10	Virginia	28	193,354	72.5%	5.2%	0.8%	2.7%	0.6%
		527	3,241,402	87.0%	86.9%	12.8%	96.4%	22.1%

Office

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office NOI	% of Portfolio NOI
1	North Carolina	21	3,505,990	96.8%	16.0%	13.7%	20.1%	15.5%
2	Virginia	17	2,565,779	82.2%	11.7%	10.0%	15.0%	11.5%
3	Florida	52	2,549,310	89.3%	11.7%	10.0%	10.8%	8.3%
4	Pennsylvania	8	1,232,657	96.2%	5.6%	4.8%	7.2%	5.5%
5	Georgia	20	1,212,602	92.2%	5.6%	4.7%	6.1%	4.7%
6	Maryland	7	1,041,138	63.0%	4.8%	4.1%	5.7%	4.4%
7	California	48	1,027,993	91.2%	4.7%	4.0%	4.9%	3.8%
8	Illinois	11	1,408,365	77.6%	6.4%	5.5%	4.5%	3.5%
9	Delaware	2	378,723	100.0%	1.7%	1.5%	3.9%	3.0%
10	Arizona	7	570,364	99.3%	2.6%	2.2%	3.4%	2.6%
		193	15,492,921	87.5%	70.8%	60.5%	81.6%	62.8%

Land parcels are excluded from property totals.

Gramercy Realty
Dispositions Report
Date of Inventory 12/31/2009
For Dispositions between 10/1/2009 and 12/31/2009

Property	Property Name	Property Type	Own. Code	Address	City	State	Zip Code	Disposition Date	Rentable SF	Leased SF	% Leased
3608	South Dekalb Commons	Branch	Own	4995 Flat Shoals Road	Decatur	GA	30034	10/7/2009	3,659	-	-
	Total Number of Properties for Branch			1					3,659	-	-
3301	Jefferson Sq	Office	Own	1 Jefferson Sq	Waterbury	CT	06706	11/18/2009	45,369	30,351	66.9%
4259	North Garden Street	Office	Own	610 North Garden St	Columbia	TN	38402	12/11/2009	19,180	12,708	66.3%
902	BOA Plaza	Office	Own	800 Market Street	St. Louis	MO	63101	12/29/2009	750,000	676,278	90.2%
	Total Number of Properties for Office			3					814,549	719,337	88.3%
	Total Number of Properties			4					818,208	719,337	87.9%

Term	Definition
Base Rent	The contractual rent, excluding Reimbursable Expenses and without Straight-lining, required to be paid by a tenant under a lease during the twelve-month period following the most recently completed calendar quarter. Base Rent reflects scheduled rental increases, decreases, lease expirations and early terminations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.
EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.
Funds From Operations (FFO)	The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.
GAAP	Generally accepted accounting principles.
Gross Revenue	Annualized Base Rent plus Reimbursable Expenses.
LIBOR	London Interbank Offered Rate.
REIT	Real estate investment trust.
Reimbursable Expenses	The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.
Shedding Space	The whole or partial termination of a lease by a tenant pursuant to a contractual right set forth in the tenant's lease, which termination typically becomes effective after a 60 day or longer notice period and often with nominal economic consideration paid to the landlord.
Straight-lining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

RESEARCH COVERAGE - EQUITY

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219
David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

INVESTOR INFORMATION

Transfer Agent
The Bank of New York Mellon Corporation
480 Washington Blvd
Jersey City, New Jersey 07310

Investor Inquiries
Shareholders, prospective investors and analysts seeking information about the Company should direct their inquiries to:
Director of Investor Relations
Gramercy Capital Corp.
420 Lexington Avenue, Suite 1926
New York, NY 10170
212-297-1000
www.gkk.com

This information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports may change without notice.

Executive Officers

Roger M. Cozzi
Chief Executive Officer
Director, Investment Committee

Timothy J. O'Connor
President

Robert R. Foley
Chief Operating Officer

Jon W. Clark
Chief Financial Officer

Executive Vice Presidents

Michael G. Kavourias
Chief Legal Officer

Edward J. Matey Jr.
General Counsel

Independent Auditors

Ernst & Young LLP
New York, NY

Legal Counsel

Clifford Chance US LLP
New York, NY

Non-Officer Directors

Allan J. Baum
Director; Audit Committee;
Compensation Committee;
Private Investor

Marc Holliday
Director, Investment Committee
Chief Executive Officer, SL Green Realty Corp.

Jeffrey E. Kelter
Director; Compensation Committee;
Nominating and Corporate Governance Committee;
Investment Committee;
Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg
Director; Audit Committee;
Nominating and Corporate Governance Committee;
Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven
Director; Audit Committee;
Compensation Committee;
Nominating and Corporate Governance Committee;
President, Forsyth Street Advisors, LLC

Headquarters

420 Lexington Avenue, Suite 1926
New York, NY 10170
(212) 297-1000
(212) 297-1090 fax
www.gkk.com